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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2000


                           KSL RECREATION GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                        Commission File Number 333-31025

                  Delaware                                    33-0747103
                  --------                                    ----------
       (State or other jurisdiction of                 (IRS Employer ID Number)
       incorporation or organization)


            55-880 PGA Boulevard
            La Quinta, California                                 92253
 ---------------------------------------------               -------------
  (Address of principal executive offices)                     (Zip Code)


                                  760/564-8000
                                  ------------
              (Registrant's telephone number, including area code)

                                       N/A
                                    ---------
      (Former name, address and fiscal year, if changed since last report)


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                               Page 1 of 183 pages
                           Exhibit Index is on Page 3


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Item 2.   Acquisition or Disposition of Assets

          On December 22, 2000, KSL Recreation Group, Inc. (the "Company"), through a wholly-owned subsidiary, acquired certain assets and assumed certain liabilities comprising the Arizona Biltmore Resort & Spa (the "Property"), located in Phoenix, Arizona, pursuant to an agreement of purchase and sale between Biltmore Hotel Partners, LLLP, an Arizona limited liability limited partnership ("Seller"), and the Company dated December 22, 2000 ("Agreement"). The Company, by unanimous consent of the Board of Directors, approved and assigned the Agreement and all rights, title, interest and obligations thereunder to a newly formed, wholly-owned subsidiary of the Company, KSL Biltmore Resort, Inc., a Delaware corporation. There is no relationship between the Seller and the Company, nor with any associates or affiliates of the Company.

          The purchase price of the Property was $335.0 million (excluding transaction costs of approximately $5.3 million and a working capital purchase adjustment of $8.3 million). The Company financed the acquisition with cash and debt issued under its Amended and Restated Credit Agreement (as amended December 22, 2000) with various financial institutions, Credit Suisse First Boston, The Bank of Nova Scotia and Salomon Smith Barney. In addition, the Company assumed a mortgage of $59.4 million, secured by the Property. The acquisition was accounted for using the purchase method of accounting.

          The Company intends to continue to operate the Property as a resort hotel and spa.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report:

          (a)     Financial Statements

                  In accordance with Item 7(a) of Form 8-K, the Company is required to provide financial statements of the acquired business. Such financial statements shall be filed by amendment to this Form 8-K no later than sixty (60) days after the filing of this report.

          (b)     Pro Forma Financial Information

                  In accordance with Item 7(b) of Form 8-K, the Company is required to provide pro forma financial information reflecting the acquisition discussed in Item 2 above. Such pro forma financial information shall be filed by amendment to this Form 8-K no later than sixty (60) days after the filing of this report.

          (c)     Exhibits

                  10.1 Agreement of purchase and sale between Biltmore Hotel Partners, LLLP and KSL Biltmore Resort, Inc. dated December 22, 2000

                  10.2 Amended and Restated Credit Agreement dated December 22, 2000

                  99      News Release dated December 22, 2000

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                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KSL RECREATION GROUP, INC.


                                    By: /s/ Larry E. Lichliter
                                       ---------------------------------
                                          Larry E. Lichliter
                                          Executive Vice President


Date:  January 8, 2001